Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

Zenix Income Fund Inc.
(Name of Registrant as Specified in its Charter)

Christina T. Sydor
Name of Person Filing Proxy Statement

Payment of Filing Fee (Check appropriate box):
[X] No longer applicable
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which the transaction applies:

         (2) Aggregate number of securities to which transactions applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

         (4) Proposed maximum aggregate value of transaction:

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount previously paid:

         (2) Form, schedule or registration statement no.:

         (3) Filing party:

         (4) Date filed:

1. Set forth the amount on which the filing fee is calculated and state how it was determined.

                            ZENIX INCOME FUND INC.
                               125 BROAD STREET
                              NEW YORK, NY 10004

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                                                  June 27, 2003

TO THE SHAREHOLDERS:

   NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of Zenix Income Fund Inc. (the "Fund") will be held at Citigroup Center, 153 E. 53rd Street, New York, New York 10022, at 4:00 p.m., New York time, on Tuesday, July 29, 2003, for the following purposes:

      (1) To elect eight (8) Directors to the Board of Directors (Proposal 1);

      (2) To consider and vote upon such other matters as may properly come before said Meeting or any adjournment thereof.

   The close of business on June 6, 2003 has been fixed as the record date for the determination of the shareholders of the Fund entitled to notice of, and to vote at, the meeting and any adjournments thereof.

   This notice and related proxy material are first being mailed on or about June 27, 2003.

                               By order of the Board of Directors,

                               Christina T. Sydor
                               Secretary

                               -----------------

   Your vote is important regardless of the size of your holdings in the Fund. Whether or not you plan to attend the Meeting, we ask that you please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope which needs no postage if mailed in the continental United States. Instructions for the proper execution of proxies are set forth on the inside cover.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

   The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

   1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.
   2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
   3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

            Registration                             Valid Signature
            ------------                             ---------------
 Corporate Accounts
 ------------------
  (1)  ABC Corp............................ ABC Corp. (by John Doe, Treasurer)
  (2)  ABC Corp............................ John Doe, Treasurer
  (3)  ABC Corp.,..........................
          c/o John Doe Treasurer........... John Doe
  (4)  ABC Corp. Profit Sharing Plan....... John Doe, Trustee

 Trust Accounts
 --------------
  (1)  ABC Trust........................... Jane B. Doe, Trustee
  (2)  Jane B. Doe, Trustee,...............
          u/t/d 12/28/78................... Jane B. Doe

 Custodian or Estate Accounts
 ----------------------------
  (1)  John B. Smith, Cust.,...............
          f/b/o John B. Smith, Jr.
          UGMA............................. John B. Smith
  (2)  John B. Smith....................... John B. Smith, Jr., Executor

                            ZENIX INCOME FUND INC.
                               125 BROAD STREET
                              NEW YORK, NY 10004
                                1-800-451-2010

                               -----------------

                        ANNUAL MEETING OF SHAREHOLDERS

                                 July 29, 2003

                               -----------------

                                PROXY STATEMENT

   This proxy statement (the "Proxy Statement") is furnished in connection with a solicitation of proxies by the Board of Directors (the "Board") of the Fund for use at the Annual Meeting of Shareholders to be held at Citigroup Center, 153 E. 53rd Street, 14th floor Conference Center, New York, New York 10022, on Tuesday, July 29, 2003 at 4:00 p.m., New York time, and at any adjournments thereof. A Notice of the Meeting and a proxy card (the "Proxy") accompany this Proxy Statement.

   Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone or personal interviews conducted by officers, directors or employees of the Fund, or its investment adviser, Smith Barney Fund Management, LLC ("SBFM"), Citigroup Global Markets Inc. ("CGM", an affiliate of the Fund's investment adviser, formerly known as Salomon Smith Barney Inc.), or PFPC Global Fund Services ("PFPC"), the Fund's transfer agent. CGM is located at 388 Greenwich Street, New York, NY 10013 and SBFM is located at 300 First Stamford Place, Stamford, Connecticut 06902. PFPC is located at 101 Federal Street, Boston, Massachusetts 02109. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund's shares, (c) payment of PFPC for its services in soliciting Proxies and
(d) supplementary solicitations to submit Proxies, will be borne by the Fund.

   The Fund's annual report containing audited financial statements for the fiscal year ended March 31, 2003 has previously been furnished to all shareholders of the Fund. The Fund will provide additional copies of the annual report to any shareholder upon request by calling the Fund toll-free at 1-800-451-2010. The annual report is not to be regarded as proxy-soliciting material. This Proxy Statement and form of Proxy are first being mailed to shareholders on or about June 27, 2003.

   All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by proxies will be voted "FOR" all the proposals. Any shareholder who has given a Proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Fund at the Fund's address prior to the date of the Meeting.

   A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, the holders of a majority of the shares present in person or by proxy will have the power to adjourn the Meeting, without notice other than an announcement at the Meeting, until the requisite number of shares entitled to vote at such Meeting is present. In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by Proxy and the persons named as proxies will vote those Proxies that they are entitled to vote "FOR" or "AGAINST" any such proposal in their discretion. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 120 days after the record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted.

   The Board knows of no business other than that specifically mentioned in the Notice of Annual Meeting of Shareholders that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed Proxy to vote in accordance with their best judgment.

   The Fund has two classes of shares: common shares which have a par value of $.01 per share (the "Common Shares"), and auction rate cumulative preferred shares, which have a par value of $.01 per share and a liquidation preference in the amount of $25,000 per share (the "Preferred Shares," and collectively with the Common Shares, the "Shares"). On the record date, there were 17,899,396.850 Common Shares and 1,400 Preferred Shares outstanding. Each shareholder is entitled to one vote for each Share held and a proportionate fraction of a vote for any fractional Share held.

   In order that your Shares may be represented, you are requested to:

   --indicate your instructions on the Proxy;
   --date and sign the Proxy;
   --mail the Proxy promptly in the enclosed envelope; and --allow sufficient time for the Proxy to be received before the commencement of the Meeting on July 29, 2003 or any subsequent date to which the Meeting is adjourned.

                                  PROPOSAL 1
                   TO ELECT EIGHT (8) DIRECTORS OF THE FUND

   The first proposal to be submitted at the Meeting by the Fund will be the election of eight (8) Directors of the Fund, each to hold office for such term set forth below and until his successor is elected and qualified.

   Under the terms of the Fund's Charter, the holders of Preferred Shares are entitled as a class, to the exclusion of the holders of Common Shares, to elect two Directors of the Fund. William R. Hutchinson and Robert A. Frankel have been nominated by the Fund's Board for election by holders of Preferred Shares. The Fund's Charter further provides that the holders of the Fund's Common Shares are entitled as a class, to the exclusion of holders of Preferred Shares, to elect two Directors of the Fund. Allan J. Bloostein and Dwight B. Crane have been nominated by the Fund's Board for election by holders of the Fund's Common Shares. The Fund's Charter provides that the remaining nominees shall be elected by holders of Common and Preferred Shares voting together as a single class.

   Unless authority is withheld, it is the intention of the persons named in the Proxy to vote the Proxy "FOR" the election of the nominees named above. Each nominee has indicated that he will serve if elected, but if any nominee should be unable to serve, the Proxy will be voted for any other person determined by the persons named in the Proxy in accordance with their judgment.

   The following table sets forth certain information regarding the nominees for election to the Board of the Fund and the officers of the Fund.

                  Persons Nominated for Election as Directors

                                                                                   Number of
                                                                                  Portfolios
                                                   Term of                          in Fund
                                                   Office                           Complex
                                                     and         Principal         Overseen
                                    Position(s)    Length      Occupation(s)      by Director      Other
                                     Held with     of Time        During          (including   Directorships
Name, Address and Age                  Fund        Served      Past 5 Years        the Fund)  Held by Director
---------------------            ----------------- ------- ---------------------- ----------- -----------------
Non-Interested Directors:
Allan J. Bloostein+.............     Director       Since  President, Allan J.         35     Director of
27 West 67th Street                                 1992   Bloostein Associates               Taubman Centers,
New York, NY 10023                                         (Consultant)                       Inc. (retail
Age 73                                                                                        shopping centers)

Dwight B. Crane+................     Director       Since  Professor, Harvard          51     None
Harvard Business School                             1988   Business School
Soldiers Field Road
Morgan Hall #375
Boston, MA 02163
Age 65

Paolo M. Cucchi+................     Director       Since  Vice President and           7     None
Drew University                                     2001   Dean of College of
108 Brothers College                                       Liberal Arts at Drew
Madison, NJ 07940                                          University
Age 61

Robert A. Frankel+..............     Director       Since  Managing Partner,           24     None
8 John Walsh Blvd.                                  1994   Robert A. Frankel
Peekskill, NY 10566                                        Management
Age 76                                                     Consultants

Paul Hardin+....................     Director       Since  Chancellor Emeritus         36     None
12083 Morehead                                      2001   and Professor of Law
Chapel Hill, NC 27514                                      at the University of
Age 72                                                     North Carolina at
                                                           Chapel Hill

William R. Hutchinson+..........     Director       Since  President, WR                7     Director,
535 N. Michigan                                     1995   Hutchinson &                       Associated Bank;
Suite 1012                                                 Associates, Inc.                   Director,
Chicago, IL 60611                                          (Consultant)                       Associated
Age 60                                                                                        Banc-Corp.

George M. Pavia+................     Director       Since  Senior Partner, Pavia        7     None
600 Madison Avenue                                  2001   & Harcourt
New York, NY 10022                                         (Attorneys)
Age 75

Interested Director:
Jay Gerken*+.................... President, Chief   Since  Managing Director,         225     None
599 Park Avenue                  Executive Officer  2002   CGM; Chairman,
New York, NY 10022               and Chairman of           President and Chief
Age: 52                          the Board                 Executive Officer of
                                                           SBFM, Travelers
                                                           Investment Adviser,
                                                           Inc. ("TIA") and Citi
                                                           Fund Management
                                                           Inc.; formerly
                                                           portfolio manager,
                                                           Smith Barney Growth
                                                           and Income Fund
                                                           (1994-2000) and
                                                           Smith Barney
                                                           Allocation Series Inc.
                                                           (1996-2001)

--------
*An "interested person" of the Fund, as defined in the Investment Company Act of 1940 ("1940 Act"), because he is a Managing Director of CGM, which is an affiliate of SBFM, the Fund's Investment Manager.
+Director, trustee and/or general partner of other investment companies registered under the Investment Company Act with which CGM is affiliated.

                        Principal Officers of the Fund

                             Position(s)       Term of Office and Length Principal Occupation(s)
Name, Address and Age       Held with Fund         of Time Served**        During Past 5 Years
---------------------    --------------------- ------------------------- -----------------------
Officers:
Lewis E. Daidone........ Senior Vice President        Since 1994         Managing Director,
CGM                      and Chief                    Since 2002         CGM; Chief
125 Broad Street         Administrative                                  Administrative Officer
11th Floor               Officer                                         of the Smith Barney
New York, NY 10004                                                       Mutual Funds; Director
Age: 45                                                                  and Senior Vice
                                                                         President of SBFM and
                                                                         TIA

Richard L. Peteka....... Chief Financial              Since 2002         Director and Head of
CGM                      Officer and Treasurer                           Internal Control for
125 Broad Street                                                         Citigroup Asset
11th Floor                                                               Management U.S.
New York, NY 10004                                                       Mutual Fund
Age 41                                                                   Administration from
                                                                         1999-2002; Vice
                                                                         President, Head of
                                                                         Mutual Fund
                                                                         Administration and
                                                                         Treasurer at
                                                                         Oppenheimer Capital
                                                                         from 1996-1999

Beth A. Semmel, CFA..... Vice President and           Since 2002         Managing Director of
CGM                      Investment Officer                              Salomon Brothers Asset
399 Park Avenue                                                          Management Inc
4th Floor                                                                ("SBAM")
New York, NY 10022
Age 42

Peter J. Wilby, CFA..... Vice President and           Since 2002         Managing Director of
CGM                      Investment Officer                              SBAM
399 Park Avenue
4th Floor
New York, NY 10022
Age 44

Kaprel Ozsolak.......... Controller                   Since 2002         Vice President of CGM
CGM
125 Broad Street
11th Floor
New York, NY 10004
Age 37

Christina T. Sydor...... Secretary                    Since 1994         Managing Director,
300 First Stamford Place                                                 CGM; General Counsel
Stamford, CT 06902                                                       and Secretary, SBFM
Age: 52                                                                  and TIA

--------
**The Fund's executive officers are chosen each year at the first meeting of the Board of the Fund following the Meeting, to hold office until the meeting of the Board following the next Meeting and until their respective successors are duly elected and qualified.

   The following table provides information concerning the dollar range of equity securities in the Fund and the aggregate dollar range of equity securities in the SBFM Family of Investment Companies (as defined below) beneficially owned by each Director.

                                                 Aggregate Dollar Range
                                                  of Equity Securities
                                                      in All Funds
                                                      Overseen by
                               Dollar Range of      Director in SBFM
                              Equity Securities   Family of Investment
        Name of Nominee       in the Fund*(1)(2)    Companies*(1)(3)
        ---------------       ------------------ ----------------------
        Allan J. Bloostein            B                    E
        Dwight B. Crane               B                    D
        Paolo M. Cucchi               A                    B
        Robert A. Frankel             B                    E
        Jay Gerken                    B                    E
        Paul Hardin                   B                    C
        William R. Hutchinson         B                    B
        George M. Pavia               A                    A

--------
* The dollar ranges are as follows: "A" = none; "B" = $1--$10,000; "C" = $10,001--$50,000; "D" = $50,001--$100,000; "E" = over $100,000.
(1)This information has been furnished by each Director as of December 31, 2002. "Beneficial Ownership" is determined in accordance with Rule 16a-1(a)(2) promulgated under the Securities Exchange Act of 1934 ("1934 Act").
(2)The Fund's Directors and officers, in the aggregate, own less than 1% of the Fund's outstanding equity securities as of the record date.
(3)"Family of Investment Companies" means those registered investment companies that share an investment adviser and that hold themselves out to investors as related companies for purposes of investment and investor services.

   Under the federal securities laws, the Fund is required to provide to shareholders, for each nominee for election as Director of the Fund who is not an "interested person" as defined in the 1940 Act, each "non-interested" Director and his or her immediate family members, information as to each class of securities owned beneficially or of record in SBFM or a person or entity (other than a Fund) directly or indirectly controlling, controlled by or under common control with SBFM. SBFM is an indirect wholly-owned subsidiary of Citigroup Inc. As of December 31, 2002, as reported to the Fund, none of the nominees for election as Director who are not "interested persons" of the Fund, none of the "non-interested" Directors and none of their immediate family members owned beneficially or of record securities issued by Citigroup Inc.

   During the fiscal year ended March 31, 2003, each Director who was not a director, officer, partner, co-partner or employee of CGM, or any affiliate thereof, received $5,000 per annum plus $500 per in-person Board meeting and $100 per telephonic Board meeting. Aggregate fees and expenses (including reimbursement for travel and out-of-pocket expenses) of $13,860 were paid to such Directors by the Fund during the year ended December 31, 2002.

   Under the federal securities laws, the Fund is required to provide to shareholders in connection with the Meeting information regarding compensation paid to the Directors by the Fund, as well as by the various other investment companies advised by SBFM. The following table provides information concerning the compensation paid to each Director during the fiscal year ended March 31, 2003. All officers of the Fund are employees of and are compensated by CGM. None of the Fund's executive officers or Directors who are also officers or directors of CGM received any compensation from the Fund for such period. The Fund does not provide any pension or retirement benefits to Directors, although it does offer Directors who have served the Fund for at least 10 years and have reached at least the age of 70, but not more than 80, to be emeritus directors for a period of up to 10 years at fees of one-half the fees paid to a Director. During the Fund's last fiscal year, compensation paid by the Fund to Directors Emeriti totaled $7500.

                                                      Total Compensation
                                       Aggregate        From Fund and
                                     Compensation     Fund Complex Paid
                                       From Fund         to Directors
                                  for the fiscal year    for the year
        Name of Director             ended 3/31/03      ended 12/31/02
        ----------------          ------------------- ------------------
        Non-Interested Directors:
          Allan J. Bloostein            $8,650             $122,250
          Dwight B. Crane                8,650              152,200
          Paolo M. Cucchi                8,850               44,400
          Robert A. Frankel              9,050               73,450
          Paul Hardin                    8,750              132,300
          William R. Hutchinson          8,750               46,750
          George M. Pavia                8,550               57,800
        Interested Director:
          R. Jay Gerken                      0                    0

   During the fiscal year ended March 31, 2003, the Board convened nine times. Each Director, except Mr. Pavia, attended at least seventy-five percent of the aggregate number of meetings of the Board and any committees on which he served during the period for which he was a Director.

   Messrs. Bloostein, Crane, Cucchi, Frankel, Hardin, Hutchison and Pavia constitute the Fund's Audit Committee, which is composed of Directors who are "non-interested" persons of the Fund and who are independent (as such term is defined by the New York Stock Exchange's listing standards). The Audit Committee convened once during the fiscal year ended March 31, 2003. The Audit Committee is responsible for (i) considering management's recommendations of independent accountants for the Fund and evaluating such accountants' performance, cost and financial stability; (ii) reviewing and coordinating audit plans prepared by the Fund's independent accountants and management's internal audit staff; and (iii) reviewing financial statements contained in periodic reports to shareholders with the Fund's independent accountants and management. The Directors constituting the Fund's Audit Committee also constitute the Fund's Nominating Committee, which is composed of "non-interested" Directors of the Fund. The Nominating Committee did not meet during the fiscal year ended March 31, 2003. The Nominating Committee selects and nominates new "non-interested" directors. The Nominating Committee will accept nominations for the office of Director made by shareholders in a written request addressed to the Secretary of the Fund which includes biographical data and sets forth the qualifications of the proposed nominee. The Fund has a Pricing Committee composed of the Chairman and any one "non-interested" Director. The Pricing Committee is charged with determining fair value prices for securities when required. The Pricing Committee did not meet during the fiscal year ended March 31, 2003. The Fund does not have a Compensation Committee.

                         Report of the Audit Committee

   The Audit Committee reports that at a meeting of the Audit Committee on May 22, 2003, the Audit Committee (i) reviewed and discussed the Fund's audited financial statements with management; (ii) discussed with KPMG LLP ("KPMG"), the independent auditors to the Fund, the matters (such as the quality of the Fund's accounting principles and internal controls) required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as currently modified or supplemented, including, but not limited to, the scope of the Fund's audit, the Fund's financial statements and the Fund's accounting controls, and (iii) received written confirmation from KPMG that it is independent and written disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed with KPMG the auditor's independence.

   Pursuant to the Audit Committee Charter adopted by the Fund's Board, the Audit Committee is responsible for conferring with the Fund's independent public accountants, reviewing annual financial statements and recommending the selection of the Fund's independent public accountants. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The independent public accountants are responsible for planning and carrying out the proper audits and reviews of the Fund's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

   The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent public accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

   Based on review and discussions referred to in items (i) through (iii) above, the Audit Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in the Fund's annual report for the Fund's fiscal year ended March 31, 2003.

       Submitted by the Audit Committee of the Fund's Board of Directors

   Allan J. Bloostein
   Dwight B. Crane
   Paolo M. Cucchi
   Robert A. Frankel
   Paul Hardin
   William R. Hutchison
   George M. Pavia

                        Independent Public Accountants

   At a meeting held on May 22, 2003, the Audit Committee approved the selection of KPMG for the fiscal year ending March 31, 2004. KPMG has informed the Fund that it has no material direct or indirect financial interest in the Fund.

   No representative of KPMG will be available at the Meeting to answer questions, although KPMG has been given an opportunity to make a statement.

   Audit Fees. Fees for the annual audit of the Fund's financial statements by KPMG for the fiscal year ended March 31, 2003 were $33,000.

   Financial Information Systems Design and Implementation Fees. There were no fees billed for financial information systems design and implementation services rendered by KPMG to the Fund, SBFM and entities controlling, controlled by or under common control with SBFM that provide services to the Fund for the fiscal year ended March 31, 2003.

   All Other Fees. The aggregate fees billed for all permissible non-audit services, including fees for tax related services, rendered by KPMG to the Fund, SBFM and entities controlled by or affiliated with SBFM that provide services to the Fund for the fiscal year ended March 31, 2003 were $42,800, of which $40,000 related primarily to letters for rating agencies and $2,800 related primarily to tax compliance services. The Audit Committee of the Fund has determined that provision of these non-audit services is compatible with maintaining the independence of KPMG.

                                 Required Vote

   Proposal 1 requires for approval the affirmative vote of a majority of votes cast at the Meeting with a quorum present, in person or by proxy, by the shareholders of the Fund voting on the matter. Because abstentions and broker non-votes are not treated as shares voted, abstentions and broker non-votes would have no impact on Proposal 1.

   The Board of Directors, including the "non-interested" Directors, recommends that the shareholders vote "FOR" the Fund's nominees for Director.

                            ADDITIONAL INFORMATION

                               Beneficial Owners

   As of the record date, to the knowledge of the Fund and the Board, no single person or "group" (as that term is used in section 13(d) of the 1934 Act), beneficially owned more than 5% of the outstanding Common Shares or Preferred Shares of the Fund, except as set forth below. As of the Record Date, Cede & Co., as nominee of The Depository Trust Company, was the record holder of 15,881,890.304 Common Shares and 1,400 Preferred Shares, or 88.73% of the Fund's outstanding Common Shares and 100% of its outstanding Preferred Shares, respectively.

   The following persons beneficially held more than 5% of the Preferred Shares of the Fund as of the record date:

  Name and Address of Holder  Number of Preferred Shares Held Percent of Class
  --------------------------  ------------------------------- ----------------
  Airtran Holdings Inc.                     218                   15.57%
  Attn: Arne G. Haak
  9955 Airtran Blvd
  Orlando, FL 32827-5330

  Southern California Edison                223                   15.93%
  Attn: Cash Mgt. Div. Rm 247
  2244 Walnut Grove
  Rosemead, CA 91770

  Eisai Inc.                                77                      5.50%
  Attn: Keith Raymond
  500 Frank W. Burr Blvd
  Teaneck, NJ 07666

            Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act require the Fund's officers and Directors, officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than ten percent of the Fund's Shares to file reports of ownership with the Securities and Exchange Commission, the NYSE and the Fund. Based solely upon its review of the copies of such forms received by it and written representations from such persons, the Fund believes that, for the fiscal year ended March 31, 2003, all filing requirements applicable to such persons were complied with, except that timely Form 3 filings may not have been made by Irving David, Virgil Cumming, Robert Wallace and Michael Day. However, during the Fund's fiscal year ended March 31, 2003, no purchases or sales were made by any of the foregoing people and, with the exception of Irving David, who is no longer employed by SBFM, they have each subsequently filed Forms 3.

                                 OTHER MATTERS

   The Fund knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known or determined properly come before the Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote such Proxy in accordance with their judgment on such matters.

   All proxies received will be voted in favor of all proposals, unless otherwise directed therein.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

   Shareholder proposals intended to be presented at the 2004 Annual Meeting of Shareholders of the Fund must be received by March 12, 2004 to be included in the proxy statement and form of proxy relating to that meeting as the Fund expects that the 2004 Annual Meeting of Shareholders will be held in July of 2004. The shareholder proposal, including any accompanying supporting statement, may not exceed 500 words. A shareholder desiring to submit a proposal must be a record or beneficial owner of shares with a market value of $2,000 and must have held such shares for at least one year. Further, the shareholder must continue to hold such shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the 1934 Act. The submission by a shareholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included.

   It is important that proxies be returned promptly. Shareholders who do not expect to attend the Meeting are therefore urged to complete and sign, date and return the proxy card as soon as possible in the enclosed postage-paid envelope.

                              By Order of the Board of Directors

                              Christina T. Sydor
                              Secretary

June 27, 2003

                                      PROXY

                             ZENIX INCOME FUND INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS


     The undersigned holder of Common Shares of Zenix Income Fund Inc., (the "Fund") a Maryland corporation, hereby appoints R. Jay Gerken, Christina T. Sydor, and Robert M. Nelson attorneys and proxies for the undersigned with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Common Shares of the Fund. The undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at Citigroup Center, 153 E. 53rd Street, 14th Floor Conference Center, New York, New York on July 29, 2003 at 4:00 p.m., and any adjournment thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated June 27, 2003 and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. A majority of the proxies present and acting at the Meeting in persons or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxies previously given.


---------------                                                 ---------------
  SEE REVERSE      CONTINUED AND TO BE SIGNED ON REVERSE SIDE     SEE REVERSE
      SIDE                                                            SIDE
---------------                                                 ---------------

     Please mark
[X]  votes as in
     this example.

The Board of Directors recommends a vote "FOR" the following proposal. This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR election of each nominee as director. Please refer to the Proxy Statement for a discussion of the Proposal.

1. ELECTION OF DIRECTORS.

   Nominees:  (01) Dwight B. Crane, (02) Allan J. Bloostein,
              (03) Paolo M. Cucchi, (04) R. Jay Gerken, (05) Paul Hardin and (06) George M. Pavia.

                     FOR       WITHHOLD
                     [_]         [_]

              [_] ______________________________________
                  For all nominees except as noted above


                                                                         MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT   [_]

                                                                      PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED
                                                                      ENVELOPE

                                                                      NOTE: Please sign exactly as your name appears on this
                                                                      Proxy. If joint owners, EITHER may sign this Proxy. When
                                                                      signing as attorney, executor, administrator, trustee,
                                                                      guardian or corporate officer, please give your full
                                                                      title.

Signature: _________________________ Date: _____________  Signature: _________________________ Date: ______________


                                      PROXY

                             ZENIX INCOME FUND INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned holder of shares of Auction Rate Cumulative Preferred Shares ("Preferred Shares") of Zenix Income Fund Inc. (the "Fund") a Maryland corporation, hereby appoints R. Jay Gerken, Christina T. Sydor, and Robert M. Nelson attorneys and proxies for the undersigned with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Preferred Shares of the Fund. The undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at Citigroup Center, 153 E. 53rd Street, 14th Floor Conference Center, New York, New York on July 29, 2003 at 4:00 p.m., and any adjournment thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement dated June 27, 2003 and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. A majority of the proxies present and acting at the Meeting in persons or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxies previously given.

---------------                                                  ---------------
  SEE REVERSE      CONTINUED AND TO BE SIGNED ON REVERSE SIDE      SEE REVERSE
      SIDE                                                             SIDE
---------------                                                  ---------------

     Please mark
[X]  votes as in
     this example.

This proxy, if properly executed will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS
MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF NOMINEES AS DIRECTORS. Please refer to the Proxy Statement for a discussion of the Proposal.

1. ELECTION OF DIRECTORS.

   Nominees:  (01) Robert A. Frankel, (02) William R. Hutchinson,
              (03) Paolo M. Cucchi, (04) R. Jay Gerken, (05) Paul Hardin and (06) George M. Pavia.

                     FOR       WITHHOLD
                     [_]         [_]

              [_] ______________________________________
                  For all nominees except as noted above


                                                                         MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT   [_]

                                                                      PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED
                                                                      ENVELOPE

                                                                      NOTE: Please sign exactly as your name appears on this
                                                                      Proxy. If joint owners, EITHER may sign this Proxy. When
                                                                      signing as attorney, executor, administrator, trustee,
                                                                      guardian or corporate officer, please give your full
                                                                      title.

Signature: _________________________ Date: _____________  Signature: _________________________ Date: ______________
